DEAR SHAREHOLDER:

Enclosed is the semi-annual report of the operations of the Montana Tax-Free Fund, Inc., the "Fund," for the six months ended June 29, 2001. The Fund's portfolio and related financial statements are presented within for your review.

As the first half of the year comes to a close, the Federal Reserve has cut the Fed Funds rate six times to a current rate of 3.75% with the prime rate currently at 6.75%. Economic reports of weakness in the manufacturing sector, particularly in factory orders, relatively weak retail sales, and subdued inflation, have attributed to the latest cut. The recent actions of the Federal Reserve have left many investors seeking to find alternative investments to meet their fixed income needs.

Six-month Treasury bill yields have fallen from a rate of 6.20% a year ago to a current rate of 3.60%. Continued easing by the Federal Reserve will likely result in further interest rate declines. While short-term rates have fallen, municipal yields have remained relatively stable.

Currently, 30-year AAA-rated municipal bonds are trading at 92% of the 30-year Treasury bond yield. Historically, a tax-equivalent yield of over 80% makes municipal bonds attractive investments.

The Montana Tax-Free Fund, Inc. Class B shares began the year at $9.75 and ended the six month period at $9.71, for a six month total return of 1.75%. The Montana Tax-Free Fund, Inc. Class A shares started the year at $9.75 and ended the six month period at $9.74 for a six month total return of 2.24%. In comparison, the Dow Jones Industrial Average was down 2.64%, the Standard and Poor's 500 Index was down 7.26% and the Nasdaq Composite was down 12.55%. In anticipation of higher long-term interest rates, the Fund utilized a defensive position in U.S. Treasury futures. Share price was stabilized as long-term rates rose due to the Federal Reserve's rate cuts. Stability of share price is the primary objective of a defensive position.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality Montana issues. High quality current income exempt from Federal and Montana income tax with preservation of capital remain the primary objectives of the Fund.

Sincerely,


Monte L. Avery                          Robert E. Walstad
Chief Portfolio Strategist              President



PERFORMANCE & COMPOSITION
-------------------------

Portfolio Quality Ratings
(Based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA                       44.9%
AA                        14.7%
A                         19.0%
BBB                       10.8%
NR                        10.6%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
HC-Health Care            36.7%
I-Industrial              27.4%
H-Housing                 13.8%
S-School                  11.9%
O-Other                    4.3%
T-Transportation           3.8%
W/S-Water/Sewer            2.1%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.

                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                     ----------------------------

                                                   For periods ending June 29, 2001
                                                   --------------------------------
                                                                                            Since Inception
Class B Shares                 1 year             5 year              10 year              (August 12, 1993)
------------------------------------------------------------------------------------------------------------
Without CDSC                    9.17%             4.24%                 N/A                      4.64%
With CDSC (4% max)              5.17%              N/A                  N/A                       N/A

                                                   For periods ending June 29, 2001
                                                   --------------------------------
                                                                                            Since Inception
Class A Shares                 1 year             5 year              10 year              (January 7, 2000)
------------------------------------------------------------------------------------------------------------
Without Sales Charge            9.88%              N/A                  N/A                      8.11%
With Sales Charge (4.25%)       5.21%              N/A                  N/A                      4.98%

TERMS & DEFINITIONS
-------------------

AVERAGE ANNUAL TOTAL RETURN
  A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
  An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

MULTIPLE CLASSES OF SHARES
  Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NET ASSET VALUE (NAV)
  The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

OFFERING PRICE
  The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

TOTAL RETURN
  Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.


                              COMPARATIVE INDEX GRAPH
                              -----------------------
[line graph]
Comparison of change in value of a $10,000 investment in the Montana Tax-Free Fund and the Lehman Brothers Municipal Bond Index
------------------------------------------------------------------------------

CLASS B SHARES
---------------
                    Montana Tax-          Lehman Brothers
                     Free Fund            Municipal Bond
                     w/o CDSC                 Index
08/12/1993           $10,000                $10,000
1993                 $10,268                $10,363
1994                 $10,093                $ 9,827
1995                 $11,390                $11,543
1996                 $12,019                $12,055
1997                 $12,736                $13,164
1998                 $13,201                $14,018
1999                 $12,896                $13,728
2000                 $14,052                $15,333
06/29/2001           $14,298                $15,778


CLASS A SHARES
--------------
                    Montana Tax-           Montana Tax-         Lehman Brothers
                   Free Fund w/o          Free Fund w/max       Municipal Bond
                   Sales Charge            Sales Charge              Index
01/07/2000           $10,000                $ 9,575                 $10,000
2000                 $10,975                $10,509                 $11,169
06/29/2001           $11,221                $10,744                 $11,493


PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Montana municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


SCHEDULE OF INVESTMENTS JUNE 29, 2001 (UNAUDITED)

NAME OF ISSUER
Percentages represent the market value of each                  Rating    Coupon                    Principal       Market
investment category to total net assets                      Moody's/S&P   Rate     Maturity         Amount          Value
-----------------------------------------------------------------------------------------------------------------------------
MONTANA MUNICIPAL BONDS (96.9%)

Anaconda-Deer River Cty., MT (Arco) Solid Waste Facs. Rev...      A/AA+    6.375%   10/01/16     $  1,500,000    $  1,590,630
Billings, MT (West Park Village) Multifamily Hsg. Devl.
Ref. Rev....................................................    Aaa/AAA    5.550    12/01/32        2,500,000       2,470,550
Billings, MT Tax Increment Urban Renewal Ref................  Baa-3/NR     7.100    03/01/08          650,000         677,677
Broadwater Cty., MT School Dist. #001 (Townsend) G.O. AMBAC.    Aaa/AAA    5.150    07/01/20          320,000         321,530
Broadwater Cty., MT School Dist. #001 (Townsend) G.O. AMBAC.    Aaa/AAA    5.200    07/01/21          270,000         274,374
Columbia Falls, MT School Dist. #6 (Flathead Cty.) G.O. FSA.    Aaa/AAA    5.700    07/01/20          815,000         855,742
Forsyth, MT (Montana Power) Pollution Control Rev. MBIA.....    Aaa/AAA    5.900    12/01/23          600,000         626,484
*Forsyth, MT (Montana Power) Pollution Control Rev. MBIA....    Aaa/AAA    6.125    05/01/23        1,410,000       1,499,140
Forsyth, MT (Montana Power) Pollution Control Rev. Ref......  Baa-1/A-     6.125    05/01/23        1,220,000       1,245,047
Forsyth, MT (Montana Power) Pollution Control Rev. Ref......  Baa-1/A-     5.900    12/01/23          300,000         305,181
#Forsyth, MT (Montana Power) Pollution Control Rev.
Ref. AMBAC..................................................    Aaa/AAA    6.125    05/01/23        4,250,000       4,507,592
Forsyth, MT (Montana Power) Pollution Control Rev.
Ref. AMBAC..................................................    Aaa/AAA    5.900    12/01/23          225,000         234,931
*Forsyth, MT (Puget Sound) Pollution Control Rev. AMBAC.....    Aaa/AAA    7.050    08/01/21          750,000         767,025
*Forsyth, MT (Puget Sound) Pollution Control Rev. AMBAC.....    Aaa/AAA    6.800    03/01/22          565,000         608,364
Forsyth, MT (Puget Sound) Pollution Control Rev. MBIA.......    Aaa/AAA    5.875    04/01/20          540,000         559,742
*Great Falls, MT Water & Sewerage Rev. FGIC.................    Aaa/AAA    6.400    08/01/12          300,000         316,545
Hamilton, MT (Valley View Estates) Nursing Home Rev.........     NR/NR     7.250    05/01/26          250,000         257,457
Kalispell, MT Flathead Municipal Airport Auth.
(Glacier Park) .............................................     NR/NR     6.300    06/01/17        2,190,000       2,230,646
Lewis & Clark Cty., MT (Asarco Project) Environmental Rev...     NR/NR     5.600    01/01/27        2,300,000       1,771,000
Lewis & Clark Cty., MT (Asarco Project) Environmental Rev...     NR/NR     5.850    10/01/33          500,000         389,000
Lewis & Clark Cty., MT Solid Waste Facs. Rev................    A-3/NR     6.100    10/01/14          250,000         269,395
Lewistown, MT Water Syst. Rev...............................     NR/NR     5.700    07/01/15          435,000         459,995
Lewistown, MT Water Syst. Rev...............................     NR/NR     5.700    07/01/16          460,000         488,180
Missoula Cty, MT School Dist. #001 (Missoula) G.O...........    A-1/NR     5.000    07/01/21          500,000         497,415
Montana ST (Long Range Bldg) G.O............................   Aa-3/AA-    5.000    08/01/20          250,000         248,452
Montana ST (Water Pollution Control) Revolving
Fund Program G.O............................................   Aa-3/AA-    5.600    07/15/20          170,000         178,996
Montana ST (Water Pollution Control) Revolving
Fund Program G.O............................................   Aa-3/AA-    5.600    07/15/20          240,000         252,701
MT (Broadwater Power) Coal Severance Tax Ref................    A-1/AA-    6.875    12/01/17          445,000         459,409
MT Board of Hsg., Multifamily Mrtge. FHA....................   Aa-1/NR     6.150    08/01/26          450,000         463,950
MT Board of Hsg., Single Family Mrtge.......................     Aa/AA+    6.150    06/01/30          625,000         642,181
MT Board of Hsg., Single Family Program.....................   Aa-1/AA+    6.400    12/01/35          475,000         495,378
MT Board of Hsg., Single Family Program.....................   Aa-1/AA+    6.400    12/01/27          295,000         309,145
MT Board of Hsg., Single Family Program.....................     Aa/AA+    5.950    12/01/27          290,000         297,247
MT Board of Hsg., Single Family Program.....................     Aa/AA+    6.500    12/01/32          150,000         155,544
MT Board of Hsg., Single Family Program.....................     Aa/AA+    6.300    06/01/08           85,000          88,857
MT Board of Hsg., Single Family Program.....................     Aa/AA+    6.700    12/01/26           40,000          41,678
MT Board of Hsg., Single Family Program.....................     Aa/AA+    5.600    12/01/23          250,000         250,403
MT Board of Hsg., Single Family Program FHA.................   Aa-1/AA+    5.450    06/01/27          490,000         475,472
*MT Board of Hsg., Single Family Program FHA/VA.............   Aa-1/AA+    6.250    12/01/17        1,565,000       1,641,591
*MT Board of Hsg., Single Family Program FHA/VA.............   Aa-1/AA+    6.350    06/01/27          785,000         811,462
MT Hgr. Educ. Student Assistance Corp. Rev..................      A/NR     5.500    12/01/31        1,435,000       1,399,742
MT Hgr. Educ. Student Assistance Corp. Rev..................      A/NR     6.400    12/01/32        1,250,000       1,327,625
MT Hlth. Facs. Auth. (Alternatives Inc.)
Pre-Release Ctr. Rev........................................     NR/BBB+   5.600    10/01/17          750,000         755,880
MT Hlth. Facs. Auth. (Big Horn Hospital - Hardin) Rev.......      A/NR     5.100    02/01/18          300,000         289,266
MT Hlth. Facs. Auth. (Billings Clinic Deaconess)
Rev. AMBAC..................................................    Aaa/AAA    5.250    02/15/20        1,200,000       1,192,668
MT Hlth. Facs. Auth. (Boyd Andrew Prj.) Pre-Release Center..     NR/BBB+   6.300    10/01/20          795,000         828,406
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref...........     NR/A+     5.750    06/01/08          100,000         104,653
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref...........     NR/A+     5.000    06/01/18        1,500,000       1,444,200
MT Hlth. Facs. Auth. (Kalispell Reg. Hosp.) AMBAC...........     NR/AAA    5.000    07/01/16        2,250,000       2,254,523
MT Hlth. Facs. Auth. (Lewis & Clark Nursing Home) Rev.......      A/NR     5.100    02/01/18          350,000         336,735
MT Hlth. Facs. Auth. (Lewis & Clark Office Proj.) Rev.......      A/NR     5.100    02/01/18          150,000         144,315
MT Hlth. Facs. Auth. (Marcus Daly Memorial) Rev.............      A/NR     6.000    08/01/20        1,400,000       1,477,042
MT Hlth. Facs. Auth. (Master Loan Program) Rev..............      A/NR     6.400    10/01/14          450,000         484,286
MT Hlth. Facs. Auth. (Missoula Community Medl. Ctr.) Rev....     NR/BBB-   6.375    06/01/18        2,830,000       2,882,638
MT Hlth. Facs. Auth. (Northern MT Care Center - Havre) Rev..  Baa-3/NR     6.350    09/01/15        1,000,000       1,053,200
MT Hlth. Facs. Auth. (Providence Services) MBIA.............    Aaa/AAA    5.375    12/01/25        2,800,000       2,825,732
MT Hlth. Facs. Auth. (Providence Services) MBIA.............    Aaa/AAA    5.450    12/01/26          100,000         101,324
MT Hlth. Facs. Auth. (Sisters of Charity) Rev. MBIA.........    Aaa/AAA    5.000    12/01/24        1,870,000       1,808,440
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev. AMBAC.    Aaa/NR     5.000    06/01/22        1,525,000       1,469,520
MT Hlth. Facs. Auth. (Toole Cty, Marias Heritage Project)...     NR/NR     6.375    11/01/22          200,000         183,676
MT Hlth. Facs. Auth. (Toole Cty, Marias Heritage Project)...     NR/NR     6.500    11/01/27          285,000         259,721
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev..............      A/NR     6.300    06/01/14          500,000         538,325
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev..............      A/NR     6.400    06/01/19          930,000         973,505
*MT State Univ. Rev. MBIA...................................    Aaa/AAA    5.625    11/15/25        1,000,000       1,043,230
MT State Univ. Rev. MBIA....................................    Aaa/AAA    5.375    11/15/21          500,000         510,500
Phillips Cty., MT Eastern School Dist. #14 School
Bldg. G.O. MBIA.............................................    Aaa/AAA    5.600    07/01/15          145,000         153,384
Phillips Cty., MT Eastern School Dist. #14 School
Bldg. G.O. MBIA.............................................    Aaa/AAA    5.600    07/01/16          155,000         163,384
Phillips Cty., MT Eastern School Dist. #14 School
Bldg. G.O. MBIA.............................................    Aaa/AAA    5.600    07/01/17          165,000         172,836
Phillips Cty., MT H School Dist. #A School Bldg. G.O. MBIA..    Aaa/AAA    5.600    07/01/15          290,000         303,787
*Richland Cty., MT (MDU) Pollution Control Rev. FGIC........    Aaa/AAA    6.650    06/01/22          600,000         656,748
                                                                                                                 ------------
TOTAL MONTANA MUNICIPAL BONDS (COST: $56,785,157) .............................................................. $ 57,175,399
                                                                                                                 ------------
SHORT-TERM SECURITIES (1.4%)
Federated Tax-Free Trust 73 (COST: $814,177) ................................................................... $    814,177
                                                                                                                 ------------
TOTAL INVESTMENTS IN SECURITIES (COST: $57,599,334) ............................................................ $ 57,989,576
OTHER ASSETS LESS LIABILITIES...................................................................................      988,584
                                                                                                                 ------------
NET ASSETS...................................................................................................... $ 58,978,160
                                                                                                                 ============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS JUNE 29, 2001
----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 29, 2001 (Unaudited)
------------------------------------
ASSETS
     Investments in securities, at value (cost: $57,599,334).......  $  57,989,576
     Cash..........................................................        525,586
     Accrued dividends receivable..................................          2,183
     Accrued interest receivable...................................        656,372
     Receivable for fund shares sold...............................         90,023
     Prepaid expenses..............................................          3,747
                                                                     -------------
        Total Assets...............................................  $  59,267,487
                                                                     -------------

LIABILITIES
     Payable for fund shares redeemed..............................  $      24,000
     Dividends payable.............................................        201,920
     Accrued expenses..............................................         63,407
                                                                     -------------
        Total Liabilities..........................................  $     289,327
                                                                     -------------

NET ASSETS.........................................................  $  58,978,160
                                                                     =============

Net assets are represented by:
     Capital stock outstanding, at par.............................  $       6,075
     Additional paid-in capital....................................     60,230,498
     Accumulated undistributed net realized gain
     (loss) on investments.........................................     (1,648,655)
     Unrealized appreciation on investments .......................        390,242
                                                                     -------------

          Total amount representing net assets applicable to
          6,074,934 outstanding shares of $.001 par value
          common stock (200,000,000 shares authorized) ............  $  58,978,160
                                                                     =============

Net asset value per share..........................................  $        9.71
                                                                     =============


Net Assets Consist of:
     Class A.......................................................  $     554,203
     Class B.......................................................  $  58,423,957
                                                                     -------------
          Total Net Assets.........................................  $  58,978,160
----------------------------------------------------------------------------------
Shares Outstanding:
     Class A.......................................................         56,921
     Class B.......................................................      6,018,013
----------------------------------------------------------------------------------
Net Asset Value per share:
     Class A ......................................................  $        9.74
     Class A - offering price (based on sales charge of 4.25%).....  $       10.17
     Class B.......................................................  $        9.71
----------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
For the six months ended June 29, 2001 (Unaudited)
--------------------------------------------------
INVESTMENT INCOME
    Interest.......................................................  $  1,619,353
    Dividends......................................................        16,927
                                                                     ------------
         Total Investment Income...................................  $  1,636,280
                                                                     ------------
EXPENSES
    Investment advisory fees.......................................  $    175,611
    Distribution (12b-1 fees) - Class A............................           386
    Distribution (12b-1 fees) - Class B............................       218,355
    Custodian fees.................................................         4,381
    Transfer agent fees............................................        34,799
    Accounting service fees........................................        26,227
    Professional fees..............................................         5,870
    Reports to shareholders........................................         1,999
    Directors fees.................................................         2,274
    Transfer agent out-of-pockets..................................         2,727
    License, fees, and registrations...............................         3,155
    Insurance expense..............................................         2,202
                                                                     ------------
        Total expenses.............................................  $    477,986
    Less expenses waived or absorbed
    by the Fund's manager..........................................       (98,039)
                                                                     -------------
        Total Net Expenses.........................................  $    379,947
                                                                     ------------
NET INVESTMENT INCOME..............................................  $  1,256,333
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
    Net realized gain (loss) from:
    Investment transactions........................................  $     49,665
    Futures transactions...........................................       231,827
    Net change in unrealized appreciation (depreciation) of:
    Investments ...................................................      (516,641)
                                                                     ------------
        Net Realized and Unrealized Gain (Loss) on Investments
        and Futures ...............................................  $   (235,149)
                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....  $  1,021,184
                                                                     ============


The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS JUNE 29, 2001
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 29, 2001 and the year ended December 29, 2000
---------------------------------------------------------------------------

                                                                                   For The Six
                                                                                   Months Ended                 For The
                                                                                   June 29, 2001              Year Ended
                                                                                    (Unaudited)            December 29, 2000
                                                                                 --------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income........................................................   $   1,256,333              $   2,612,711
    Net realized gain (loss) on investment and futures transactions..............         281,492                   (983,415)
    Net change in unrealized appreciation (depreciation) on investments
    and futures..................................................................        (516,641)                 3,309,436
                                                                                 --------------------------------------------
        Net Increase (Decrease) in Net Assets Resulting From Operations..........   $   1,021,184              $   4,938,732
                                                                                 --------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income:
        Class A ($.22 and $.46, respectively) ...................................   $      (7,058)             $      (2,254)
        Class B ($.21 and $.42, respectively) ...................................      (1,249,275)                (2,610,457)
    Return of capital distributions:
        Class A ($.00 and $.00, respectively) ...................................               0                          0
        Class B ($.00 and $.00, respectively) ...................................               0                          0
    Distributions from net realized gain on investment
    And futures transactions:
        Class A..................................................................               0                          0
        Class B..................................................................               0                          0
                                                                                 --------------------------------------------
            Total Dividends and Distributions....................................   $  (1,256,333)            $   (2,612,711)
                                                                                 --------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares:
        Class A.................................................................   $      443,488             $      162,404
        Class B.................................................................        2,876,862                  3,350,956
    Proceeds from reinvested dividends:
        Class A.................................................................            4,138                      1,602
        Class B.................................................................          800,883                  1,751,802
    Cost of shares redeemed:
        Class A.................................................................                0                    (61,215)
        Class B.................................................................       (3,310,153)                (9,625,509)
                                                                                ---------------------------------------------
            Net Increase (Decrease) in Net Assets Resulting From Capital
            Share Transactions..................................................   $      815,218            $    (4,419,960)
                                                                                ---------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................   $      580,069            $    (2,093,939)

NET ASSETS, BEGINNING OF PERIOD.................................................       58,398,091                 60,492,030
                                                                                ---------------------------------------------
NET ASSETS, END OF PERIOD.......................................................   $   58,978,160            $    58,398,091
                                                                                =============================================

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS  JUNE 29, 2001 (UNAUDITED)

Note 1.  ORGANIZATION
         Montana Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on April 15, 1993, and commenced operations on August 12, 1993. The Fund's objective is to provide as high a level of current income exempt from federal and Montana income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of Montana tax-exempt securities.

         All shares existing prior to January 7, 2000, the commencement date of Class A shares, were classified as Class B shares. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a Contingent Deferred Sales Charge that decreases depending on how long the shares have been held. Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management Inc. The matrix system has been developed based on procedures approved by the Board of Directors and includes consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

         The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

         FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 29, 2001, a net capital loss carryforward totaling $1,930,147, which may be used to offset capital gains realized during subsequent years through December 31, 2008.

         MULTIPLE CLASS ALLOCATIONS - The Fund simultaneously uses the settled shares method to allocate income and fundwide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 29, 2001, distribution fees were the only class-specific expenses.

         DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the relative value of the shares of each class.

         INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

         FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

         A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

         Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         RECLASSIFICATIONS - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS
         As of June 29, 2001, there were 200,000,000 shares of $.001 par authorized; 6,074,934 and 5,990,916 shares were outstanding at June 29, 2001 and December 29, 2000, respectively.

         Transactions in capital shares were as follows:

                                                    Class A Shares                                  Class B Shares
                                                    --------------                                  --------------
                                          For The Six           For The Period            For The Six           For The
                                         Months Ended          Since Inception           Months Ended          Year Ended
                                         June 29, 2001         (January 7, 2000)         June 29, 2001        December 29,
                                          (Unaudited)       Thru December 29, 2000        (Unaudited)             2000
                                         ---------------------------------------------------------------------------------
Shares sold..............................   45,768                   17,209                 296,852              356,279
Shares issued on reinvestment
of dividends.............................      427                      171                  82,691              187,152
Shares redeemed..........................        0                   (6,655)               (341,720)          (1,028,074)
                                         ---------------------------------------------------------------------------------
Net increase (decrease) .................   46,195                   10,725                  37,823             (484,643)
                                         ===============================================================================

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
         ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

         The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $175,609 of investment advisory fees after partial waiver for the six months ended June 29, 2001. The Fund has a payable to ND Money Management, Inc. of $28,388 at June 29, 2001 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

         ND Capital, Inc. ("Capital") serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." Class B presently pays an annual distribution fee of up to 0.75% of the average daily net assets of the class. Class A presently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

         During the six months ended June 29, 2001, amounts paid or accrued to ND Capital and fees waived, if any, pursuant to Class A and Class B Distribution Plans were as follows:

                                  12b-1 Fees Charged                  12b-1 Fees Waived
                                  ------------------                  -----------------
Class A Shares                            386                                  (267)
Class B Shares                        218,355                               (97,770)

         The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the six months ended June 29, 2001, no commissions were earned by ND Capital, Inc.

         ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $34,798 of transfer agency fees for the six months ended June 29, 2001. The Fund has a payable to ND Resources, Inc. of $5,588 at June 29, 2001, for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized
         $26,227 of accounting service fees for the six months ended June 29, 2001. The Fund has a payable to ND Resources, Inc. of $4,215 at
         June 29, 2001, for accounting service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS
         The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $7,260,452, and $5,340,615, respectively, for the six months ended June 29, 2001.

Note 6.  INVESTMENT IN SECURITIES
         At June 29, 2001, the aggregate cost of securities for federal income tax purposes was $57,599,334 and the net unrealized appreciation of investments based on the cost was $390,242, which is comprised of $1,476,805 aggregate gross unrealized appreciation and $1,086,563 aggregate gross unrealized depreciation.

FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

Class A Shares
--------------
                                                            For The Six                 For The Period
                                                            Months Ended               Since Inception
                                                           June 29, 2001               (January 7, 2000)
                                                             (Unaudited)             Thru December 29, 2000
                                                       ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $    9.75                      $    9.33
                                                       ----------------------------------------------------
Income from Investment Operations:
     Net investment income.............................    $     .22                      $     .46
     Net realized and unrealized gain (loss)
     on investment and futures transactions............         (.01)                           .42
                                                       ----------------------------------------------------
         Total Income (Loss) From
         Investment Operations.........................    $     .21                      $     .88
                                                       ----------------------------------------------------
Less Distributions:
     Dividends from net investment
     income............................................    $    (.22)                     $    (.46)
     Return of capital distributions...................          .00                            .00
     Distributions from net realized gains.............          .00                            .00
                                                       ---------------------------------------------------
         Total Distributions...........................    $    (.22)                     $    (.46)
                                                       ---------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................    $    9.74                      $    9.75
                                                       ===================================================
Total Return...........................................         4.48%(A)(C)                    9.75%(A)


Ratios/Supplemental Data:
     Net assets, end of period (in
     thousands) .......................................    $    554                       $    105
     Ratio of net expenses (after expense
     assumption) to average net assets.................         0.93%(B)(C)                    0.93%(B)
     Ratio of net investment income to
     average net assets................................         4.49%(C)                        4.69%
     Portfolio turnover rate...........................         9.37%                           7.05%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $269 and $86, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.10% and 1.11%, respectively.
(C)  Ratio is annualized.


The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

Class B Shares
--------------

                                        For The Six     For The       For The       For The       For The       For The
                                       Months Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                       June 29, 2001  December 29,  December 31,  December 31,  December 31,  December 31,
                                        (Unaudited)      2000          1999          1998          1997          1996
                                       --------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...  $   9.75     $   9.36      $   10.05      $   10.16    $   10.07      $   10.04
                                       --------------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income.............  $    .21     $    .42      $     .42      $     .42    $     .46      $     .48
     Net realized and unrealized gain
     (loss) on investment and futures
     transactions......................      (.04)         .39           (.64)          (.06)         .13            .06
                                       --------------------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations.........  $    .17     $    .81      $    (.22)     $     .36    $     .59      $     .54
                                       --------------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment
     income............................  $   (.21)    $   (.42)     $    (.42)     $    (.42)   $    (.46)     $    (.48)
     Return of capital distributions...       .00          .00           (.05)          (.05)        (.04)          (.03)
     Distributions from net realized
     gains.............................       .00          .00            .00            .00          .00            .00
                                       --------------------------------------------------------------------------------------
         Total Distributions...........  $   (.21)    $   (.42)     $    (.47)     $    (.47)   $    (.50)     $    (.51)
                                       --------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........  $   9.71     $   9.75      $    9.36      $   10.05    $   10.16      $   10.07
                                       ======================================================================================
Total Return...........................      3.50%(A)(C)  8.97%(A)      (2.32%)(A)      3.66%(A)     5.96%(A)       5.52%(A)



Ratios/Supplemental Data:
     Net assets, end of period (in
     thousands) .......................  $   58,424   $   58,294    $   60,492     $   58,879   $   47,749     $   34,803
     Ratio of net expenses (after
     expense assumption) to average
     net assets........................      1.30%(B)(C)  1.30%(B)       1.30%(B)       1.30%(B)     1.17%(B)       0.96%(B)
     Ratio of net investment income to
     average net assets................      4.29%(C)     4.52%          4.26%          4.18%        4.51%          4.76%
     Portfolio turnover rate...........      9.37%        7.05%          8.94%          3.65%        7.91%          7.12%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $97,770, $195,053, $204,163, $177,054, $60,969, and $98,321,
     respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been, 1.64%, 1.63%, 1.63%, 1.63%, 1.32%, and 1.29%, respectively.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.